                                                                   EXHIBIT 10.65

                     SUPPLEMENTAL INDENTURE TO BE DELIVERED
                          BY GUARANTEEING SUBSIDIARIES

         Supplemental Indenture (this "Supplemental Indenture"), dated as of May
1, 2006, among L-3 Communications Corporation (or its permitted successor), a
Delaware corporation (the "Company"), each a direct or indirect subsidiary of the Company signatory hereto (each, a "Guaranteeing Subsidiary", and collectively, the "Guaranteeing Subsidiaries"), and The Bank of New York, as
trustee under the indenture referred to below (the "Trustee").

                               W I T N E S S E T H

                  WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of December 22, 2003 providing for the issuance of an unlimited amount of 6 1/8% Senior Subordinated
Notes due 2014 (the "Notes");

                  WHEREAS, the Indenture provides that under certain
circumstances the Guaranteeing Subsidiaries shall execute and deliver to the
Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Company's Obligations (as defined in the Indenture) under the Notes and the Indenture on the terms and conditions set forth herein (the "Subsidiary Guarantee"); and

                  WHEREAS, pursuant to Section 9.01 of the Indenture, the
Trustee is authorized to execute and deliver this Supplemental Indenture.

                  NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

                  1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

                  2. AGREEMENT TO GUARANTEE. Each Guaranteeing Subsidiary hereby agrees as follows:

                           (a)      Such Guaranteeing Subsidiary, jointly and
                                    severally with all other current and future
                                    guarantors of the Notes (collectively, the
                                    "Guarantors" and each, a "Guarantor"),
                                    unconditionally guarantees to each Holder of
                                    a Note authenticated and delivered by the
                                    Trustee and to the Trustee and its
                                    successors and assigns, regardless of the
                                    validity and enforceability of the
                                    Indenture, the Notes or the Obligations of
                                    the Company under the Indenture or the
                                    Notes, that:

                                    (i)      the principal of, premium, interest
                                             and Additional Interest, if any, on
                                             the Notes will be promptly paid in
                                             full when due, whether at maturity,
                                             by acceleration, redemption or
                                             otherwise, and interest on the
                                             overdue principal of, premium,
                                             interest and Additional Amounts, if
                                             any, on the Notes, to the extent
                                             lawful, and all other Obligations
                                             of the Company to the Holders or
                                             the Trustee thereunder or under the
                                             Indenture will be promptly paid in
                                             full, all in accordance with the
                                             terms thereof; and

                                    (ii)     in case of any extension of time
                                             for payment or renewal of any Notes
                                             or any of such other Obligations,
                                             that the same will be promptly paid
                                             in full when due in accordance with
                                             the terms of the extension or
                                             renewal, whether at stated
                                             maturity, by acceleration or
                                             otherwise.

                           (b)      Notwithstanding the foregoing, in the event
                                    that this Subsidiary Guarantee would
                                    constitute or result in a violation of any
                                    applicable fraudulent conveyance or similar
                                    law of any relevant jurisdiction, the
                                    liability of such Guaranteeing Subsidiary
                                    under this Supplemental Indenture and its
                                    Subsidiary Guarantee shall be reduced to the
                                    maximum amount permissible under such
                                    fraudulent conveyance or similar law.

                  3. EXECUTION AND DELIVERY OF SUBSIDIARY GUARANTEES.

                           (a)      To evidence its Subsidiary Guarantee set
                                    forth in this Supplemental Indenture, such
                                    Guaranteeing Subsidiary hereby agrees that a
                                    notation of such Subsidiary Guarantee
                                    substantially in the form of Exhibit F to
                                    the Indenture shall be endorsed by an
                                    officer of such Guaranteeing Subsidiary on
                                    each Note authenticated and delivered by the
                                    Trustee after the date hereof.

                           (b)      Notwithstanding the foregoing, such
                                    Guaranteeing Subsidiary hereby agrees that
                                    its Subsidiary Guarantee set forth herein
                                    shall remain in full force and effect
                                    notwithstanding any failure to endorse on
                                    each Note a notation of such Subsidiary
                                    Guarantee.

                           (c)      If an Officer whose signature is on this
                                    Supplemental Indenture or on the Subsidiary
                                    Guarantee no longer holds that office at the
                                    time the Trustee authenticates the Note on
                                    which a Subsidiary Guarantee is endorsed,
                                    the Subsidiary Guarantee shall be valid
                                    nevertheless.

                           (d)      The delivery of any Note by the Trustee,
                                    after the authentication thereof under the
                                    Indenture, shall constitute due delivery of
                                    the Subsidiary Guarantee set forth in this
                                    Supplemental Indenture on behalf of each
                                    Guaranteeing Subsidiary.

                           (e)      Each Guaranteeing Subsidiary hereby agrees
                                    that its Obligations hereunder shall be
                                    unconditional, regardless of the validity,
                                    regularity or enforceability of the Notes or
                                    the Indenture, the absence of any action to
                                    enforce the same, any waiver or consent by
                                    any Holder of the Notes with respect to any
                                    provisions hereof or thereof, the recovery
                                    of any judgment against the Company, any
                                    action to enforce the same or any other
                                    circumstance which might otherwise
                                    constitute a legal or equitable discharge or
                                    defense of a guarantor.

                           (f)      Each Guaranteeing Subsidiary hereby waives
                                    diligence, presentment, demand of payment,
                                    filing of claims with a court in the event
                                    of insolvency or bankruptcy of the Company,
                                    any right to require a proceeding first
                                    against the Company, protest, notice and all
                                    demands whatsoever and covenants that its
                                    Subsidiary Guarantee made pursuant

                                    to this Supplemental Indenture will not be
                                    discharged except by complete performance of
                                    the Obligations contained in the Notes and
                                    the Indenture.

                           (g)      If any Holder or the Trustee is required by
                                    any court or otherwise to return to the
                                    Company or any Guaranteeing Subsidiary, or
                                    any custodian, Trustee, liquidator or other
                                    similar official acting in relation to
                                    either the Company or such Guaranteeing
                                    Subsidiary, any amount paid by either to the
                                    Trustee or such Holder, the Subsidiary
                                    Guarantee made pursuant to this Supplemental
                                    Indenture, to the extent theretofore
                                    discharged, shall be reinstated in full
                                    force and effect.

                           (h)      Each Guaranteeing Subsidiary agrees that it
                                    shall not be entitled to any right of
                                    subrogation in relation to the Holders in
                                    respect of any Obligations guaranteed hereby
                                    until payment in full of all Obligations
                                    guaranteed hereby. Each Guaranteeing
                                    Subsidiary further agrees that, as between
                                    such Guaranteeing Subsidiary, on the one
                                    hand, and the Holders and the Trustee, on
                                    the other hand:

                                    (i)      the maturity of the Obligations
                                             guaranteed hereby may be
                                             accelerated as provided in Article
                                             6 of the Indenture for the purposes
                                             of the Subsidiary Guarantee made
                                             pursuant to this Supplemental
                                             Indenture, notwithstanding any
                                             stay, injunction or other
                                             prohibition preventing such
                                             acceleration in respect of the
                                             Obligations guaranteed hereby; and

                                    (ii)     in the event of any declaration of
                                             acceleration of such Obligations as
                                             provided in Article 6 of the
                                             Indenture, such Obligations
                                             (whether or not due and payable)
                                             shall forthwith become due and
                                             payable by such Guaranteeing
                                             Subsidiary for the purpose of the
                                             Subsidiary Guarantee made pursuant
                                             to this Supplemental Indenture.

                           (i)      Each Guaranteeing Subsidiary shall have the
                                    right to seek contribution from any other
                                    non-paying Guaranteeing Subsidiary so long
                                    as the exercise of such right does not
                                    impair the rights of the Holders or the
                                    Trustee under the Subsidiary Guarantee made
                                    pursuant to this Supplemental Indenture.

                  4. GUARANTEEING SUBSIDIARY MAY CONSOLIDATE, ETC. ON CERTAIN
                     TERMS.

                           (a)      Except as set forth in Articles 4 and 5 of
                                    the Indenture, nothing contained in the
                                    Indenture, this Supplemental Indenture or in
                                    the Notes shall prevent any consolidation or
                                    merger of any Guaranteeing Subsidiary with
                                    or into the Company or any other Guarantor
                                    or shall prevent any transfer, sale or
                                    conveyance of the property of any
                                    Guaranteeing Subsidiary as an entirety or
                                    substantially as an entirety, to the Company
                                    or any other Guarantor.

                           (b)      Except as set forth in Article 4 and 5 of
                                    the Indenture, nothing contained in the
                                    Indenture, this Supplemental Indenture or in
                                    the Notes shall prevent any consolidation or
                                    merger of any Guaranteeing Subsidiary

                                    with or into a corporation or corporations
                                    other than the Company or any other
                                    Guarantor (in each case, whether or not
                                    affiliated with the Guaranteeing
                                    Subsidiary), or successive consolidations or
                                    mergers in which a Guaranteeing Subsidiary
                                    or its successor or successors shall be a
                                    party or parties, or shall prevent any sale
                                    or conveyance of the property of any
                                    Guaranteeing Subsidiary as an entirety or
                                    substantially as an entirety, to a
                                    corporation other than the Company or any
                                    other Guarantor (in each case, whether or
                                    not affiliated with the Guaranteeing
                                    Subsidiary) authorized to acquire and
                                    operate the same; provided, however, that
                                    each Guaranteeing Subsidiary hereby
                                    covenants and agrees that (i) subject to the
                                    Indenture, upon any such consolidation,
                                    merger, sale or conveyance, the due and
                                    punctual performance and observance of all
                                    of the covenants and conditions of the
                                    Indenture and this Supplemental Indenture to
                                    be performed by such Guaranteeing
                                    Subsidiaries, shall be expressly assumed (in
                                    the event that such Guaranteeing Subsidiary
                                    is not the surviving corporation in the
                                    merger), by supplemental indenture
                                    satisfactory in form to the Trustee,
                                    executed and delivered to the Trustee, by
                                    the corporation formed by such
                                    consolidation, or into which such
                                    Guaranteeing Subsidiary shall have been
                                    merged, or by the corporation which shall
                                    have acquired such property and (ii)
                                    immediately after giving effect to such
                                    consolidation, merger, sale or conveyance no
                                    Default or Event of Default exists.

                           (c)      In case of any such consolidation, merger,
                                    sale or conveyance and upon the assumption
                                    by the successor corporation, by
                                    supplemental indenture, executed and
                                    delivered to the Trustee and satisfactory in
                                    form to the Trustee, of the Subsidiary
                                    Guarantee made pursuant to this Supplemental
                                    Indenture and the due and punctual
                                    performance of all of the covenants and
                                    conditions of the Indenture and this
                                    Supplemental Indenture to be performed by
                                    such Guaranteeing Subsidiary, such successor
                                    corporation shall succeed to and be
                                    substituted for such Guaranteeing Subsidiary
                                    with the same effect as if it had been named
                                    herein as the Guaranteeing Subsidiary. Such
                                    successor corporation thereupon may cause to
                                    be signed any or all of the Subsidiary
                                    Guarantees to be endorsed upon the Notes
                                    issuable under the Indenture which
                                    theretofore shall not have been signed by
                                    the Company and delivered to the Trustee.
                                    All the Subsidiary Guarantees so issued
                                    shall in all respects have the same legal
                                    rank and benefit under the Indenture and
                                    this Supplemental Indenture as the
                                    Subsidiary Guarantees theretofore and
                                    thereafter issued in accordance with the
                                    terms of the Indenture and this Supplemental
                                    Indenture as though all of such Subsidiary
                                    Guarantees had been issued at the date of
                                    the execution hereof.

                  5. RELEASES.

                           (a)      Concurrently with any sale of assets
                                    (including, if applicable, all of the
                                    Capital Stock of a Guaranteeing Subsidiary),
                                    all Liens, if any, in favor of the Trustee
                                    in the assets sold thereby shall be
                                    released; provided that in the event of an
                                    Asset Sale, the Net Proceeds from such sale
                                    or other disposition are treated in
                                    accordance with the provisions of Section
                                    4.10 of the Indenture. If the assets sold in
                                    such sale or other disposition

                                    include all or substantially all of the
                                    assets of a Guaranteeing Subsidiary or all
                                    of the Capital Stock of a Guaranteeing
                                    Subsidiary, then the Guaranteeing Subsidiary
                                    (in the event of a sale or other disposition
                                    of all of the Capital Stock of such
                                    Guaranteeing Subsidiary) or the Person
                                    acquiring the property (in the event of a
                                    sale or other disposition of all or
                                    substantially all of the assets of such
                                    Guaranteeing Subsidiary) shall be released
                                    from and relieved of its Obligations under
                                    this Supplemental Indenture and its
                                    Subsidiary Guarantee made pursuant hereto;
                                    provided that in the event of an Asset Sale,
                                    the Net Proceeds from such sale or other
                                    disposition are treated in accordance with
                                    the provisions of Section 4.10 of the
                                    Indenture. Upon delivery by the Company to
                                    the Trustee of an Officers' Certificate to
                                    the effect that such sale or other
                                    disposition was made by the Company or the
                                    Guaranteeing Subsidiary, as the case may be,
                                    in accordance with the provisions of the
                                    Indenture and this Supplemental Indenture,
                                    including without limitation, Section 4.10
                                    of the Indenture, the Trustee shall execute
                                    any documents reasonably required in order
                                    to evidence the release of the Guaranteeing
                                    Subsidiary from its Obligations under this
                                    Supplemental Indenture and its Subsidiary
                                    Guarantee made pursuant hereto. If the
                                    Guaranteeing Subsidiary is not released from
                                    its obligations under its Subsidiary
                                    Guarantee, it shall remain liable for the
                                    full amount of principal of and interest on
                                    the Notes and for the other obligations of
                                    such Guaranteeing Subsidiary under the
                                    Indenture as provided in this Supplemental
                                    Indenture.

                           (b)      Upon the designation of a Guaranteeing
                                    Subsidiary as an Unrestricted Subsidiary in
                                    accordance with the terms of the Indenture,
                                    such Guaranteeing Subsidiary shall be
                                    released and relieved of its Obligations
                                    under its Subsidiary Guarantee and this
                                    Supplemental Indenture. Upon delivery by the
                                    Company to the Trustee of an Officers'
                                    Certificate and an Opinion of Counsel to the
                                    effect that such designation of such
                                    Guaranteeing Subsidiary as an Unrestricted
                                    Subsidiary was made by the Company in
                                    accordance with the provisions of the
                                    Indenture, including without limitation
                                    Section 4.07 of the Indenture, the Trustee
                                    shall execute any documents reasonably
                                    required in order to evidence the release of
                                    such Guaranteeing Subsidiary from its
                                    Obligations under its Subsidiary Guarantee.
                                    Any Guaranteeing Subsidiary not released
                                    from its Obligations under its Subsidiary
                                    Guarantee shall remain liable for the full
                                    amount of principal of and interest on the
                                    Notes and for the other Obligations of any
                                    Guaranteeing Subsidiary under the Indenture
                                    as provided herein.

                           (c)      Each Guaranteeing Subsidiary shall be
                                    released and relieved of its obligations
                                    under this Supplemental Indenture in
                                    accordance with, and subject to, Section
                                    4.18 of the Indenture.

                  6. NO RECOURSE AGAINST OTHERS. No past, present or future
director, officer, employee, incorporator, stockholder or agent of any
Guaranteeing Subsidiary, as such, shall have any liability for any Obligations of the Company or any Guaranteeing Subsidiary under the Notes, any Subsidiary
Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such Obligations or their creation. Each
Holder of the Notes by accepting a Note waives and releases all such liability.
The waiver and release are part of the consideration for issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the SEC that such a waiver is against public policy.

                  7. SUBORDINATION OF SUBSIDIARY GUARANTEES; ANTI-LAYERING. No
Guaranteeing Subsidiary shall incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to any Senior Debt of a Guaranteeing Subsidiary and senior in any respect in right of payment to any of the Subsidiary Guarantees.
Notwithstanding the foregoing sentence, the Subsidiary Guarantee of each
Guaranteeing Subsidiary shall be subordinated to the prior payment in full of all Senior Debt of that Guaranteeing Subsidiary (in the same manner and to the same extent that the Notes are subordinated to Senior Debt), which shall include all guarantees of Senior Debt.

                  8. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  9. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

                  10. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

                  11. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this
Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the
Company.

                  IN WITNESS WHEREOF, the parties hereto have caused this
Supplemental Indenture to be duly executed, all as of the date first above written.

Dated: May 1, 2006              L-3 COMMUNICATIONS CORPORATION

                                By: /s/ Christopher C. Cambria
                                    -------------------------------------------
                                    Name: Christopher C. Cambria
                                    Title:  Senior Vice President, Secretary
                                            and General Counsel

Dated: May 1, 2006      APCOM, INC., a Maryland corporation
                        BROADCAST SPORTS INC., a Delaware corporation
                        D.P. ASSOCIATES INC., a Virginia corporation
                        ELECTRODYNAMICS, INC., an Arizona corporation
                        HENSCHEL INC., a Delaware corporation
                        HYGIENETICS ENVIRONMENTAL SERVICES, INC., a Delaware
                           corporation
                        INTELLIGENCE DATA SYSTEMS, INC., a Virginia corporation
                        INTERSTATE ELECTRONICS CORPORATION, a California
                           corporation
                        KDI PRECISION PRODUCTS, INC., a Delaware corporation
                        L-3 COMMUNICATIONS AEROMET, INC., an Oregon corporation
                        L-3 COMMUNICATIONS AIS GP CORPORATION, a Delaware
                           corporation
                        L-3 COMMUNICATIONS ADVANCED LASER SYSTEMS
                           TECHNOLOGY, INC., a Florida corporation
                        L-3 COMMUNICATIONS APPLIED SIGNAL AND IMAGE
                           TECHNOLOGY, INC., a Maryland corporation
                        L-3 COMMUNICATIONS AVIONICS SYSTEMS, INC., a Delaware
                           corporation
                        L-3 COMMUNICATIONS AVISYS CORPORATION, a
                           Texas corporation
                        L-3 COMMUNICATIONS CSI, INC., a California corporation
                        L-3 COMMUNICATIONS AYDIN CORPORATION, a Delaware
                           corporation
                        L-3 COMMUNICATIONS CE HOLDINGS, INC., a Delaware
                           corporation
                        L-3 COMMUNICATIONS CINCINNATI ELECTRONICS
                           CORPORATION, an Ohio corporation
                        L-3 COMMUNICATIONS CYTERRA CORPORATION, a Delaware
                           corporation
                        L-3 COMMUNICATIONS ELECTRON TECHNOLOGIES, INC.,
                           a Delaware corporation
                        L-3 COMMUNICATIONS EO/IR, INC., a Florida corporation
                        L-3 COMMUNICATIONS EOTECH, INC., a Delaware corporation
                        L-3 COMMUNICATIONS ESSCO, INC., a Delaware corporation
                        L-3 COMMUNICATIONS FLIGHT INTERNATIONAL AVIATION
                           LLC, a Delaware limited liability company
                        L-3 COMMUNICATIONS FLIGHT CAPITAL LLC, a Delaware
                           limited liability company
                        L-3 COMMUNICATIONS GOVERNMENT SERVICES, INC., a
                           Virginia corporation
                        L-3 COMMUNICATIONS ILEX SYSTEMS, INC., a Delaware
                          corporation
                        L-3 COMMUNICATIONS INFRAREDVISION TECHNOLOGY
                           CORPORATION, a California corporation
                        L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P.,
                           a Delaware limited partnership
                        L-3 COMMUNICATIONS INVESTMENTS INC., a Delaware
                           corporation
                        L-3 COMMUNICATIONS KLEIN ASSOCIATES, INC., a Delaware
                           corporation

                       L-3 COMMUNICATIONS MAS (US) CORPORATION, a Delaware
                          corporation
                       L-3 COMMUNICATIONS MOBILE-VISION, INC., a New Jersey
                          corporation
                       L-3 COMMUNICATIONS SAFEVIEW, INC., a Delaware corporation
                       L-3 COMMUNICATIONS SECURITY AND DETECTION
                          SYSTEMS, INC., a Delaware corporation
                       L-3 COMMUNICATIONS SONOMA EO, INC., a California
                          corporation
                       L-3 COMMUNICATIONS TCS, INC., a Georgia
                          corporation
                       L-3 COMMUNICATIONS TITAN CORPORATION, a Delaware
                          corporation
                       L-3 COMMUNICATIONS VECTOR INTERNATIONAL
                          AVIATION LLC, a Delaware limited liability company
                       L-3 COMMUNICATIONS VERTEX AEROSPACE LLC, a Delaware
                          limited liability company
                       L-3 COMMUNICATIONS WESTWOOD CORPORATION,
                          a Nevada corporation
                       LINCOM WIRELESS, INC., a Delaware corporation
                       MCTI ACQUISITION CORPORATION, a Maryland corporation
                       MICRODYNE COMMUNICATIONS TECHNOLOGIES
                          INCORPORATED, a Maryland corporation
                       MICRODYNE CORPORATION, a Maryland corporation
                       MICRODYNE OUTSOURCING INCORPORATED, a Maryland
                          corporation
                       MPRI, INC., a Delaware corporation
                       PAC ORD INC., a Delaware corporation
                       POWER PARAGON, INC., a Delaware corporation
                       SPD ELECTRICAL SYSTEMS, INC., a Delaware corporation
                       SPD SWITCHGEAR INC., a Delaware corporation
                       SYCOLEMAN CORPORATION, a Florida corporation
                       TITAN FACILITIES, INC., a Virginia corporation
                       TROLL TECHNOLOGY CORPORATION, a California corporation
                       WESCAM AIR OPS INC., a Delaware corporation
                       WESCAM AIR OPS LLC, a Delaware limited liability company
                       WESCAM HOLDINGS (US) INC., a Delaware corporation
                       WESCAM LLC, a Delaware limited liability company
                       WOLF COACH, INC., a Massachusetts corporation

                             As Guaranteeing Subsidiaries

                             By: /s/ Christopher C. Cambria
                                 ---------------------------------------
                                 Name: Christopher C. Cambria
                                 Title: Vice President and Secretary

Dated: May 1, 2006                          THE BANK OF NEW YORK,
                                            as Trustee

                                            By: /s/ Franca Ferrera
                                                -------------------------------
                                                Name: Franca Ferrera
                                                Title: Assistant Vice President

      NOTATION ON SENIOR SUBORDINATED NOTE RELATING TO SUBSIDIARY GUARANTEE

                  Pursuant to the Supplemental Indenture (the "Supplemental
Indenture") dated as of May 1, 2006 among L-3 Communications Corporation, the
Guarantors party thereto (each a "Guarantor" and collectively the "Guarantors")
and The Bank of New York, as trustee (the "Trustee"), each Guarantor (i) has jointly and severally unconditionally guaranteed (a) the due and punctual payment of the principal of, and premium, interest and Additional Interest on the Notes, whether at maturity or an interest payment date, by acceleration, call for redemption or otherwise, (b) the due and punctual payment of interest on the overdue principal and premium of, and interest and Additional Interest on the Notes, and (c) in case of any extension of time of payment or renewal of any
Notes or any of such other Obligations, the same will be promptly paid in full when due in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise and (ii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the
Trustee or any Holder in enforcing any rights under the Subsidiary Guarantee (as defined in the Supplemental Indenture).

                  Notwithstanding the foregoing, the Subsidiary Guarantee of each Guarantor shall be subordinated to the prior payment in full of all Senior
Debt (as defined in the Indenture) of that Guarantor (in the same manner and to the same extent that the Notes are subordinated to the Senior Debt), which shall include all guarantees of Senior Debt.

                  Notwithstanding the foregoing, in the event that the
Subsidiary Guarantee of any Guarantor would constitute or result in a violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction, the liability of such Guarantor under its Subsidiary Guarantee shall be reduced to the maximum amount permissible under such fraudulent conveyance or similar law.

                  No past, present or future director, officer, employee, agent, incorporator, stockholder or agent of any Guarantor, as such, shall have any liability for any Obligations of the Company or any Guarantor under the Notes, any Subsidiary Guarantee, the Indenture, any supplemental indenture delivered pursuant to the Indenture by such Guarantor, or for any claim based on, in respect of or by reason of such Obligations or their creation. Each Holder by accepting a Note waives and releases all such liability.

                  The Subsidiary Guarantee shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

                  The Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which the
Subsidiary Guarantee is noted has been executed by the Trustee under the
Indenture by the manual signature of one of its authorized officers. Capitalized terms used herein have the meaning assigned to them in the Indenture, dated as of December 22, 2003, among L-3 Communications Corporation, the Guarantors party thereto and the Trustee.

Dated: May 1, 2006     APCOM, INC.
                       BROADCAST SPORTS INC.
                       D.P. ASSOCIATES INC.
                       ELECTRODYNAMICS, INC.
                       HENSCHEL INC.
                       HYGIENETICS ENVIRONMENTAL SERVICES, INC.
                       INTELLIGENCE DATA SYSTEMS, INC.
                       INTERSTATE ELECTRONICS CORPORATION
                       KDI PRECISION PRODUCTS, INC.
                       L-3 COMMUNICATIONS AEROMET, INC.
                       L-3 COMMUNICATIONS AIS GP CORPORATION
                       L-3 COMMUNICATIONS ADVANCED LASER SYSTEMS
                          TECHNOLOGY, INC.
                       L-3 COMMUNICATIONS APPLIED SIGNAL AND IMAGE
                          TECHNOLOGY, INC.,
                       L-3 COMMUNICATIONS AVIONICS SYSTEMS, INC.
                       L-3 COMMUNICATIONS AVISYS CORPORATION
                       L-3 COMMUNICATIONS AYDIN CORPORATION
                       L-3 COMMUNICATIONS CE HOLDINGS, INC.
                       L-3 COMMUNICATIONS CINCINNATI ELECTRONICS CORPORATION
                       L-3 COMMUNICATIONS CSI, INC.
                       L-3 COMMUNICATIONS CYTERRA CORPORATION
                       L-3 COMMUNICATIONS ELECTRON TECHNOLOGIES, INC.
                       L-3 COMMUNICATIONS EO/IR, INC.
                       L-3 COMMUNICATIONS EOTECH, INC.
                       L-3 COMMUNICATIONS ESSCO, INC.
                       L-3 COMMUNICATIONS FLIGHT INTERNATIONAL AVIATION LLC
                       L-3 COMMUNICATIONS FLIGHT CAPITAL LLC
                       L-3 COMMUNICATIONS GOVERNMENT SERVICES, INC.,
                       L-3 COMMUNICATIONS ILEX SYSTEMS, INC.
                       L-3 COMMUNICATIONS INFRAREDVISION TECHNOLOGY CORPORATION
                       L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P.
                       L-3 COMMUNICATIONS INVESTMENTS INC.
                       L-3 COMMUNICATIONS KLEIN ASSOCIATES, INC.
                       L-3 COMMUNICATIONS MAS (US) CORPORATION
                       L-3 COMMUNICATIONS MOBILE-VISION, INC.
                       L-3 COMMUNICATIONS SAFEVIEW, INC.
                       L-3 COMMUNICATIONS SECURITY AND DETECTION SYSTEMS, INC.
                       L-3 COMMUNICATIONS SONOMA EO, INC.
                       L-3 COMMUNICATIONS TCS, INC.
                       L-3 COMMUNICATIONS TITAN CORPORATION
                       L-3 COMMUNICATIONS VECTOR INTERNATIONAL AVIATION LLC
                       L-3 COMMUNICATIONS VERTEX AEROSPACE LLC
                       L-3 COMMUNICATIONS WESTWOOD CORPORATION
                       LINCOM WIRELESS, INC.
                       MCTI ACQUISITION CORPORATION

                       MICRODYNE COMMUNICATIONS TECHNOLOGIES INCORPORATED
                       MICRODYNE CORPORATION
                       MICRODYNE OUTSOURCING INCORPORATED
                       MPRI, INC.
                       PAC ORD INC.
                       POWER PARAGON, INC.
                       SPD ELECTRICAL SYSTEMS, INC.
                       SPD SWITCHGEAR INC.
                       SYCOLEMAN CORPORATION
                       TITAN FACILITIES, INC.
                       TROLL TECHNOLOGY CORPORATION
                       WESCAM AIR OPS INC.
                       WESCAM AIR OPS LLC
                       WESCAM HOLDINGS (US) INC.
                       WESCAM LLC
                       WOLF COACH, INC.

                             As Guaranteeing Subsidiaries

                             By: /s/ Christopher C. Cambria
                                 -------------------------------------
                                 Name: Christopher C. Cambria
                                 Title: Vice President and Secretary